SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) May 30, 2000


                      ULTRADATA SYSTEMS, INCORPORATED
          (Exact name of Registrant as Specified in its Charter)


        Delaware                0-25380                 43-1401158
(State of Incorporation)     (Commission File           (IRS Employer
                                Number)                  Identification No.)


             9375 Dielmann Industrial Drive, St. Louis, MO 63132
                  (Address of principal executive offices)

                              (314) 997-2250
                       Registrant's Telephone Number

 Item 5.    Agreement Regarding Influence Data, L.L.C.

     In May of 1999 Ultradata formed a joint venture with Influence Incubator,
L.L.C. (previously known as "Influence Content, L.L.C.).   Influence Incubator
became the Manager of Influence Data, L.L.C. (The "Joint Venture"), which operates the Website "DriveThere.com." Influence Incubator owns two-thirds of the equity in the Joint Venture, and Ultradata owns one-third of the equity in the Joint Venture.

     At that time, Ultradata granted to Influence Incubator an option to purchase 160,000 shares of Ultradata common stock at a blended price of $3.00 per share. Recently, a dispute arose concerning Influence Incubator's rights under that option. The dispute was resolved by an agreement made on May 30, 2000 (the "May 30 Agreement), in which each party released the other from claims and reaffirmed their commitment to work together in the Joint Venture.

     In addition to general releases, the May 30 Agreement provided that:

     - Ultradata will pay $10,000 to Influence Incubator.

     - Ultradata will make a capital contribution of $190,000 to the Joint Venture. The contribution will not, however, increase Ultradata's capital account in the Joint Venture.

     - The option for 160,000 shares has been cancelled.

     - A new option for 300,000 shares has been issued to Influence Incubator.

     The option issued to Influence Incubator on May 30 contains the following provisions:

     - The option terminates on June 1, 2005.

     - Influence Incubator may purchase 150,000 shares for $5.00 per share and 150,000 shares for $4.00 per share. However, if the Effective Date (defined below) is later than September 15, 2000, the prices will be reduced to $4.00 and $3.00.

     - Ultradata will file a registration statement with the Securities and Exchange Commission to permit Influence Incubator to resell the shares it acquires when it exercises the option. The "Effective Date" will be the date on which the SEC declares the registration statement effective.

     - If the Effective Date is later than September 15, 2000 (or October 15, 2000, if Ultradata is acting in good faith and extends the date), then Influence Incubator can assign the option back to Ultradata in exchange for the entirety of Ultradata's interest in the Joint Venture.


                                   EXHIBITS

1. Option Agreement dated May 30, 2000 between Ultradata Systems, Incorporated and Influence Incubator, L.L.C.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTRADATA SYSTEMS, INCORPORATED

Dated: June 6, 2000                     By: /s/ Monte Ross
                                            Monte Ross
                                            Chief Executive Officer

          * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                                                         EXHIBIT 1.

                             OPTION AGREEMENT


  THIS OPTION AGREEMENT ("Agreement") is made and entered into this 30th day of May, 2000, by and between ULTRADATA SYSTEMS, INCORPORATED, a Delaware corporation ("Grantor") and INFLUENCE INCUBATOR, L.L.C., a Missouri limited liability company ("Grantee").

                                 RECITALS

  Grantor and Grantee desire to enter into this Option Agreement, granting to the Grantee the option to purchase certain shares of the common stock of the Grantor.
                                AGREEMENT

  In consideration of the foregoing, the mutual covenants contained herein, and Ten Dollars ($10.00) and other good and valuable consideration, the parties agree as follows:

  1. Grant of Option.

  (a) Grantor hereby grants to Grantee an option (the "Option") for Grantee to purchase from Grantor up to Three Hundred Thousand (300,000) common shares of Grantor ("Shares"). Grantee must exercise the Option on or before June 1, 2005 (the "Termination Date") or the Option will lapse.

  (b) The number and kind of securities purchasable upon the exercise of the Option and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall
(i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, or (v) such transaction that is like or similar to the transactions described in (i) through (iv) above, then the number of Shares purchasable upon exercise of this Option immediately prior thereto shall be adjusted so that Grantee shall be entitled to receive the kind and number of Option Shares or other securities of the Company which it would have owned or have been entitled to receive had such Option been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Company which are purchasable hereunder, Grantee shall thereafter be entitled to purchase the number of Option Shares or other securities resulting from such adjustment at an Exercise Price per Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

  2. Manner of Exercising Options. At any time or from time to time on or before the Termination Date, Grantee may exercise all or a portion of the Option to purchase Shares in groups or tranches of Shares which are evenly divisible by Ten Thousand (10,000). Grantee shall exercise the Option by delivering to Grantor written notice of the exercise thereof, stating the number of Shares for which the Option is exercised.

  3. Exercise Price. Grantee may purchase One Hundred Fifty Thousand (150,000) Shares subject to the Option for an Exercise Price of Four Dollars ($4.00) per Share if the Effective Date is on or before September 15, 2000, and Three Dollars ($3.00) per Share if the Effective Date is after September 15, 2000. Grantee may purchase the other One Hundred Fifty Thousand (150,000) Shares subject to the Option for an Exercise Price of Five Dollars ($5.00) per Share if the Effective Date is on or before September 15, 2000, and Four Dollars ($4.00) per Share if the Effective Date is after September 15, 2000. The Exercise Price is payable at the Closing (as hereinafter defined) by Grantee to Grantor in immediately available funds by cashier's check or wire transfer as instructed by Grantor.

  4. Purchased Shares. Grantor covenants, represents and warrants that any and all Shares purchased by Grantee under this Agreement shall be, when issued,
(i) duly authorized and validly issued, (ii) fully paid and non-assessable,
(iii) not issued in violation of any preemptive rights, (iv) not subject to any contractual restrictions on resale or transfer, and (v) free and clear of all liens, charges, encumbrances, or adverse claims.

  5. Registration Rights.

  (a) Grantor covenants that it shall cause, at its sole cost and expense, one or more registration statements (the "Registration Statement"), in such form as Grantor is permitted to use, to be filed with the Securities and Exchange Commission on or prior to June 15, 2000 and to become effective on or before the Effective Date, as hereinafter defined, enabling the Shares to be sold by the Grantee at any time or from time to time, and shall take all actions required to cause the Registration Statement to remain accurate and effective for so long as (i) Grantee retains the right to exercise the Option or (ii) Grantee holds any unsold Shares, but not beyond the Termination Date. "Effective Date" shall mean the date upon which the Registration Statement shall first be declared effective by the Securities and Exchange Commission, which date shall be on or before September 15, 2000 provided that, if (i) Grantor timely and properly files the Registration Statement with the Securities and Exchange Commission on or prior to June 15, 2000, (ii) Grantor is using its best efforts diligently, continuously and in good faith to make the Registration effective prior to September 15, 2000, (iii) Grantor notifies Grantee in writing prior to September 1, 2000 that the Registration Statement will not be effective on or before September 15, 2000 through no fault or failure of Grantor and (iv) Grantor provides Grantee in writing prior to September 1, 2000 an action plan which states in reasonable detail the information to be provided, if any, and steps necessary to reasonably assure that the Registration Statement will be effective on or before October 15, 2000, then, in such event the Grantor, in its discretion, may, by written notice to Grantee on or prior to September 1, 2000 extend the Effective Date to October 15, 2000. The Effective Date shall, in addition, be extended one day for each day in which an "Event of Force Majeure," as hereafter defined, occurs prior to the Effective Date. "Event of Force Majeure" shall mean and be limited to the following items only: fire, earthquake, floods, explosions, war, riots, mob violence and civil insurrection.

  (b) It shall be a condition precedent to the obligations of Grantor to complete the registration pursuant to this Agreement that Grantee shall furnish to Grantor such information regarding itself, the securities of Grantor held by it and the intended method of disposition of the shares as shall be reasonably required to effect the registration and shall execute such documents in connection with such registration as the Grantor may reasonably request.

  (c) At any time after the registration statement has been declared effective, Grantor may delay the disclosure of material, non-public information concerning Grantor, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of Grantor and its counsel, in the best interest of Grantor and, in the opinion of counsel to Grantor, otherwise required (a "Grace Period"); provided that Grantor shall promptly (i) notify Grantee in writing of the existence of material, non-public information giving rise to a Grace Period, and (ii) notify Grantee in writing as promptly as practicable of the date on which the Grace Period ends, and provided further that, during any consecutive 365 day period, the aggregate of all Grace Periods shall not exceed 20 days . Grantee agrees that, upon receipt of any notice from Grantor of a Grace Period, Grantee will immediately discontinue disposition of Shares pursuant to any registration statement covering such Shares until Grantee's receipt of notice of end of the Grace Period or the end of the annually permitted twenty (20) day period, whichever is shorter.

  (d) To the fullest extent permitted by law, Grantor will, and hereby does, indemnify, hold harmless and defend Grantee, each director, officer, and each person in control of Grantee against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which it may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Grantor shall reimburse Grantee or its controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(d): (i) shall not apply to a Claim arising out of or based upon information furnished in writing to Grantor by Grantee expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto;
(ii) shall not be available to the extent such Claim is based on a failure of the Grantee to deliver or to cause to be delivered the most current prospectus made available by Grantor; and (iii) shall not apply to amounts paidin settlement of any Claim if such settlement is effected without the prior written consent of Grantor, which consent shall not be unreasonably withheld.

  (e) Grantee agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5(d), Grantor, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls Grantor within the meaning of the 1933 Act or the 1934 Act, against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon written information furnished to Grantor by Grantee expressly for use in connection with such Registration Statement; and, subject to Section 5(d), Grantee will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5(e) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Grantee, which consent shall not be unreasonably withheld.

  6. Closing. Within each notice of exercise of the Option, Grantee shall designate one of the following methods of closing:

   - Closing Method A:   The closing(s) of the purchase of Shares shall take
     place not later than five (5) New York Stock Exchange trading days after the delivery of Grantee's notice of exercise to Grantor. The closing shall take place at 9375 Dielman Industrial Drive, St. Louis, Missouri 63132 or such other St. Louis, Missouri metropolitan area address as Grantor may specify by notice to Grantee. At the Closing, Grantee shall deliver the purchase price to Grantor in accordance with Section 3 above, and Grantor shall deliver to Grantee one or more stock certificates, as specified by Grantee, evidencing Grantee's ownership of the purchased Shares.

   - Closing Method B: The notice of exercise of the Option shall include complete DWAC instructions and shall be accompanied by payment of the Exercise Price in accordance with Section 3 above. Grantor shall cause the Shares to be delivered electronically to the account designated in the notice of exercise not later than three (3) New York Stock Exchange trading days after the delivery of Grantee's notice of exercise to Grantor.

  7. Termination of Option: The option granted hereunder shall terminate and be held for naught under the following conditions:

  (a) At the election of Influence, in the event the Registration Statement does not become effective on or before the Effective Date, or

  (b) In the event the term of the option granted herein expires and all or some of the option rights granted hereunder have not been exercised.

  Should Influence declare the option terminated under the provisions of
Section 7(a) above, then, in such event, Ultradata shall and hereby does, without further consideration or documentation, transfer to Grantee its interest in Influence Data, L.L.C.

  8. Notices. All notices, consents, requests, demands and other communications hereunder are to be in writing, and are deemed to have been duly given and made: (a) when delivered in person; or (b) in the case of overnight courier services, one business day after delivery to the overnight courier service with payment provided for in each case addressed as follows:

  (i)     If to Grantee:
                        Craig M. Kaminer
                        Influence Incubator, L.L.C.
                        9666 Olive Street Road
                        St. Louis, Missouri   63132

With a copy (delivered or by fax) to:

                        Alan B. Bornstein
                        Sonnenschein Nath & Rosenthal
                        One Metropolitan Square, Suite 3000
                        St. Louis, Missouri   63102
                        Fax No.:    (314) 259-5959

  (ii)    If to Grantor:
                        Monte Ross
                        Ultradata Systems, Inc
                        9375 Dielman Industrial Drive
                        St. Louis, Missouri   63132

With a copy (delivered or by fax) to:

                        Robert Brantl
                        322 Fourth Street
                        Brooklyn, NY 11215
                        Fax No.:   (718) 965-4042

                        Warren W. Davis
                        Sandberg, Phoenix & von Gontard
                        One City Centre, 15th Floor
                        St. Louis, MO 63101
                        Fax No.: (314) 241-7604

or to such other address as any party may designate by notice to the other parties in accordance with the terms of this Section.

  9. Further Assurances. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

  10. Governing Law. This Agreement and the rights and obligations of the parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Missouri applicable to contracts made and to be performed wholly within Missouri, without regard to choice or conflict of laws rules.

  11. Legal Fees; Costs. In the event any party brings suit to construe or enforce the terms hereof, or raises this Agreement as a defense in a suit brought by another party, the prevailing party is entitled to recover its attorneys' fees and expenses.

  12. Assignment: This Agreement and the rights granted hereunder are not assignable without the express written consent of the other party, unless:

   (a) the assignment is made in connection with a sale of all or substantially all of the assets of Influence to a third, unrelated or unaffiliated party in an arms length transaction, or

   (b) the assignment occurs as part of a statutory merger of Influence in an arms length transaction with an unrelated or unaffiliated party, or

   (c) the assignment occurs as part of a reorganization, recapitalization, restructuring or like or similar transaction of Influence.

  13. Counterparts and Execution by Facsimile: This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to account for more than one such counterpart or a copy thereof. Any party to this Agreement or any amendment thereto may execute such counterparts or same and transmit the pages bearing that signature via facsimile to any other party, and such party shall be bound to the same extent had the same, in fact been delivered.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                 "Grantee"

                                 INFLUENCE INCUBATOR, L.L.C.

                                 By:    /s/ Craig Kaminer
                                 Name:  Craig Kaminer
                                 Title: Manager

                                 "Grantor"

                                 ULTRADATA SYSTEMS, INC.

                                 By:    /s/ Monte Ross
                                 Name:  Monte Ross
                                 Title: President & CEO